UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2006

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2006, Millipore Corporation (“Millipore”) issued a press release disclosing that it had entered into a definitive agreement with Serologicals Corporation whereby Millipore agreed to acquire Serologicals in an all cash transaction, and disclosing its earnings and related information for the quarter ending April 1, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K

Also on April 25, 2006, Millipore posted on its website a slide presentation related to its proposed business combination with Serologicals and its earnings and related information for the quarter ending April 1, 2006. The slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

Millipore hosted a conference call on April 25, 2006 at 9:00 a.m. Eastern Time to discuss its proposed business combination with Serologicals and its consolidated financial results for the quarter ended April 1, 2006 in conjunction with the slide presentation discussed above. A transcript of the conference call is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The webcast of the conference call has been archived on Millipore’s website, at www.millipore.com, under the “Investors” caption.

The information in this Current Report on Form 8-K, including the slide presentation and the transcript attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, are being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, unless specifically identified therein as being incorporated therein by reference. Millipore is not undertaking to update the slide presentation or the transcript.

Item 8.01. Other Events.

All information in this Current Report on Form 8-K, including information contained in the copy of the press release, the slide presentation and the transcript attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, relating to the proposed business combination with Serologicals is deemed filed pursuant to Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued April 25, 2006.

99.2	Investor Slide Presentation posted April 25, 2006.

99.3	Transcript of Conference Call hosted by Millipore on April 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin
Vice President and General Counsel

Date: April 25, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued April 25, 2006.

99.2	Investor Slide Presentation posted April 25, 2006.

99.3	Transcript of Conference Call of April 25, 2006.

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